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                                                                  EXHIBIT 10.60
                           HOTEL CLEARING CORPORATION
                              SUBSCRIBER AGREEMENT

American Express Travel Related Services, Inc. (SUBSCRIBER) hereby contracts with THE HOTEL CLEARING CORPORATION ("HCC") to provide records of hotel reservation bookings and to process hotel reservation commissions on the following terms and conditions:

Definitions:

"SUBSCRIBER" is the travel agency and all of its participating wholly owned travel agent locations.

"HCC System" is HCC's clearing house system which accounts for reservations made by travel agents with HCC Hotels and processes commissions payable to those travel agents for the reservations.

"HCC Hotel" is a hotel property who is a participant in the HCC System and whom Subscriber and the hotel have directed HCC to collect from.

"HCC Reservation" is a reservation at an HCC Hotel originated by SUBSCRIBER for which the HCC Hotel has been paid for all or a part of the reserved stay, including non-refundable deposits for reservations originated by SUBSCRIBER, for which SUBSCRIBER is entitled to a commission. HCC Reservations include reservations made by telephone or electronically.

"HCC Reconciliation Report" is a record of all HCC Reservations for a specified month and a computation of the commission due SUBSCRIBER for those reservations.

"Subscriber Commission" is the commission payment owed to SUBSCRIBER by an HCC Hotel as reported in the HCC Reconciliation Report less the HCC Fee.


1.     Term and Termination.  The initial term of this Agreement shall be one
(1) year. After the expiration of the initial term, either party may terminate this Agreement on thirty (30) days advance written notice.


2. "HCC Fee". This is the amount paid by SUBSCRIBER to HCC for the services set forth herein which shall be (i) from May 1, 1997 until August 31, 1997, or until such time as Marriott becomes a fully participating HCC Hotel,
whichever occurs first, an amount equal to  *   of the total monthly commission
paid by HCC Hotels to SUBSCRIBER as set forth on the HCC Reconciliation Report and (ii) for the remainder of the term of this Agreement, an amount equal to *
 of the total monthly commission paid by HCC Hotels to SUBSCRIBER as set forth on the HCC Reconciliation Report.

3. The HCC System. During the term of this Agreement, HCC shall within fifteen (15) business days after the end of each calendar month (the "Month"),
(i) submit a HCC Reconciliation Report to each HCC Hotel for payment to HCC of all commissions the HCC Hotel owes to SUBSCRIBER for HCC Reservations for the Month, (ii) transmit to SUBSCRIBER by mail the monthly HCC Reconciliation Report and (iii) pay to SUBSCRIBER by check in the local currency of SUBSCRIBER the total Subscriber Commissions paid by all HCC Hotels pursuant to the HCC Reconciliation Report for the Month (converted to U.S. dollars if necessary).

4. Optional Services. HCC will provide the following services selected by SUBSCRIBER for the fee indicated:

       [ ] Electronic fund transfer of the Subscriber Commission to SUBSCRIBER's U.S. bank account.


                                               *Confidential Treatment Requested




INFORMATION CONTAINED IN THIS AGREEMENT HAS BEEN OMITTED SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAS BEEN FILED SEPARATELY WITH THE S.E.C.




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              Monthly Fee:  Waived.

       [ ] Electronic media transfer to SUBSCRIBER of the HCC Reconciliation Report.
              Monthly Fee:  Waived.

       [ ] Quarterly and annual executive summary reports (by ARC number, HCC assigned customer number or payment location) of Subscriber Commission transactions which includes information by hotel, number of room nights, commissionable revenue and average commission per stay.
              Monthly Fee:  Waived.

5. Acknowledgment and Disclaimer. SUBSCRIBER acknowledges that the services rendered by HCC are those of a clearing house and, except as expressly set forth herein, under no circumstances shall HCC be responsible for the collection of commissions owing SUBSCRIBER. HCC shall not be responsible or liable for any inaccuracy in the information provided to SUBSCRIBER in the HCC Reconciliation Report. HCC shall only be liable to SUBSCRIBER for the amount of commissions actually collected by HCC, less the HCC Fee as described herein. In the event HCC shall fail in any respect to perform the services set forth herein, it shall, under no circumstances, be liable for uncollected commissions to SUBSCRIBER or except as set forth in section 7C below, any other liability resulting therefrom including, without limitation, consequential damages FOR ANY BREACH OF THIS AGREEMENT BY HCC SHALL BE TERMINATION OF THIS AGREEMENT AND THE AMOUNT OF COMMISSIONS ACTUALLY COLLECTED BY HCC. ALL WARRANTIES EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, GOOD AND WORKMANLIKE PRODUCT OR SERVICE, OR OTHERWISE, ARE DISCLAIMED AND WAIVED. In the event a failure or delay in the performance of this Agreement results from an act of God, labor strike or other events beyond the control of the party obligated to perform, such failure or delay shall not constitute a breach of this Agreement nor shall the parties hereto be liable for damages resulting from such event.

6. Dispute Resolution. In the event SUBSCRIBER shall initiate any action against HCC arising out of this Agreement, governing law shall be that of Texas, without regard to choice of laws, and venue shall be Dallas, Texas. In the event HCC shall initiate any action against SUBSCRIBER arising out of this Agreement, governing law shall be that of New York, without regard to choice of laws, and venue shall be New York, New York. In the event a dispute arises between SUBSCRIBER and a HCC Hotel with respect to a HCC Reconciliation Report, HCC shall have no obligation or liability with respect to such dispute between SUBSCRIBER and a HCC Hotel with respect to a HCC Reconciliation Report, HCC shall have no obligation or liability with respect to such dispute and SUBSCRIBER agrees that SUBSCRIBER shall be solely responsible for any action to resolve the dispute and/or to collect its commission.

7.     Miscellaneous.

       a) Any notice to be provided with respect to any matter arising out of this Agreement shall be in writing and shall be delivered by certified mail or next day delivery.

       b) HCC may not use SUBSCRIBER's name or logo without SUBSCRIBER's prior written consent except as required by law or in connection with mandatory filings with governmental agencies.

       c) HCC agrees to indemnify and hold harmless SUBSCRIBER from any loss, cost, damage or expense of SUBSCRIBER arising out of HCC's negligence or willful misconduct.





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       d)     Neither party shall be liable to the other party for actions between the parties for special, indirect or consequential damages.

       e) Any proprietary information disclosed to one party by the other or its representatives shall be so designated and shall be treated as confidential.

       f) This Agreement contains all of the provisions of any agreement between HCC and SUBSCRIBER with respect to the subject matter set forth herein and all agreements in effect prior to the date hereof with respect to the subject matter hereof, including but not limited to HCC Subscriber Agreements executed prior to the date hereof, are hereby terminated. SUBSCRIBER has not relied upon any promises or representations by HCC except as set forth herein.

       g) This Agreement shall be binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties hereto.


THE HOTEL CLEARING CORPORATION          AMERICAN EXPRESS TRAVEL RELATED
3811 TURTLE CREEK BLVD., SUITE 1100     SERVICES, INC.
DALLAS, TEXAS  75219                    20002 N. 19TH AVENUE
                                        PHOENIX, ARIZONA  85027


/s/ M. NICHOLAS JENT                    /s/ PRIYAN FERNANDO
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(Signature)                             (Signature)

M. Nicholas Jent                        Priyan Fernando
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Printed Name                            Printed Name

7/18/97                                 7/16/97
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Date                                    Date





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